MERIT SECURITIES CORPORATION

Payments per Bond Denomination
MERIT Series 5

Payment Date:     28-Jun-96
Reporting Month:  May

                                                           Interest   Interest    Principal
            Original      Original  Integral    Record     Accrual    Payment     Payment        Ending       Remaining
  Class     Balance       Pct Pool Denomination Date       Factor     Factor      Factor         Balance      Principal
Class A-1  $23,980,860.00 10.00%   $1,000.00    31-May-96  0.00000000  0.00000000  0.00000000           $0.00 0.00000000
Class A-2 $179,856,450.00 75.00%   $1,000.00    31-May-96  4.88058054  4.88058054 19.58408014 $172,451,995.46 0.95883131
Class A-3  $23,307,500.00  9.72%   $1,000.00    31-May-96 12.50000000 12.50000000  0.00000000  $23,307,500.00 1.00000000

          $227,144,810.00                                                                     $195,759,495.46

MERIT SECURITIES CORPORATION

Credit Enhancement Summary
MERIT Series 5

Payment Date:         28-Jun-96
Reporting Month       May

Reserve Funds and Subordination


                          Initial Coverage     Beginning Coverage  Adjustments Losses    Insured Balance Ending Coverage
Type                        %       $            %       $            $           $          $             %      $
Pool Over Collaterization 5.28% $12,663,785.76 5.98% $12,663,785.76  $0.00    $55,961.74 $208,092,664.57 6.06% $12,607,824.02


                                                        Beginning          Current                           Ending
                                                         Balance          Deposits         Adjustments     DPR Balance
Discount Principal Reserve Account                   $301,770.42       $60,323.42        $55,961.74      $306,132.10
(Included in above coverage amount)

Insurance Policies
                                 Initial Coverage    Beginning Coverage   Adjustments Losses Insured Balance Ending Coverage
Type              Purpose          %      $             %      $             $           $         $           %      $
Insurance Policy  Pool Insurance 25.00% $6,340,890.55 28.67% $6,340,890.55  $0.00       $0.00 $21,953,866.47  28.88% $6,340,890.55

Surplus Summary

Class                      Total Distribution
Surplus                              $417,953.74

Delinquency Statistics
                                     Current              % of
                    # of Loans      Balance          Current Balance
30+ Days                38          $6,683,662             3.21%
60+ Days                17          $3,237,819             1.56%
90+ Days                20          $4,227,948             2.03%
Foreclosure             14          $2,365,304             1.14%
REO                      1            $239,862             0.12%

Totals                  90         $16,754,594             8.05%


Advances on Delinquencies                                      $125,557.60
Non-Recoverable Advances on Delinquencies                            $0.00

MERIT SECURITIES CORPORATION

Funds Account Activity Report
MERIT Series 5

Payment Date:     28-Jun-96
Report Date:      May

Collateral Proceeds Account

Beginning Balance                                     $0.00

Deposits                                                               Withdrawals

Interest Net of Servicing Fee                 $1,611,571.32            Interest Payments          $1,169,147.64
Principal                                     $3,526,684.81            Principal Payments         $3,522,323.13
Deposits From Reserve Fund                            $0.00            Surplus                      $417,953.74
Other Deposits/Discount Principal Reserve        $55,961.74            MBIA Fee                      $24,469.94
                                                                       Discount Principal Reserve    $60,323.42


Total Deposit                                 $5,194,217.87            Total Withdrawals           $5,194,217.87



                                                                           Ending Balance                  $0.00

Note: "Principal" and Interest Net of Servicing Fee" includes
Advances on Delinquencies

MERIT SECURITIES CORPORATION

Monthly Payment Report

Payment Statement
MERIT Series 5

Payment Date:     28-Jun-96
Reporting Month:  May

            Class
          Interest     Beginning      Interest       Interest      Principal       Total      Applied  Ending
  Class     Rate        Balance       Accrual        Payment       Payment      Distribution  Losses   Balance         CUSIP
Class A-1  0.000000%           $0.00         $0.00        $0.00          $0.00          $0.00 $0.00            $0.00 589962AM1
Class A-2  5.985900% $175,974,318.59   $877,803.89  $877,803.89  $3,522,323.13  $4,400,127.02 $0.00  $172,451,995.46 589962AL3
Class A-3 15.000000%  $23,307,500.00   $291,343.75  $291,343.75          $0.00    $291,343.75 $0.00   $23,307,500.00 589962AN9

                     $199,281,818.59 $1,169,147.64 $1,169,147.64 $3,522,323.13  $4,691,470.77 $0.00  $195,759,495.46

Class       Priority    Principal Type   Interest Type
Class A-1   Senior      Sequential       Floater
Class A-2   Senior      Sequential       Floater
Class A-3   Senior      Sequential       Floater
